UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22056

John Hancock Tax-Advantaged Global Shareholder Yield Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

ITEM 1. REPORT TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock

Tax-Advantaged Global Shareholder Yield Fund

Annual Report
10.31.10

Ticker | **HTY**

Management’s discussion of

Fund performance

By Epoch Investment Partners, Inc. and Analytic Investors, LLC

The 12 months ended October 31, 2010, were a mixed bag of global equity performance, with emerging-market and growth-oriented shares outperforming value-oriented stocks and those of developed nations. This discrepancy was largely due to uneven economic growth in the developed world and the negative effects of the European sovereign debt crisis. For the 12 months ended October 31, 2010, John Hancock Tax-Advantaged Global Shareholder Yield Fund posted total returns of 16.33% at net asset value (NAV) and 35.39% at market value. The difference in the Fund’s NAV return and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which causes it to trade at a discount or a premium to the Fund’s NAV share price at any time. By comparison, the Fund’s benchmark, the MSCI World Stock Index, had a return of 13.32%. The average return of the diversified equity closed-end funds tracked by UBS was 17.39% at NAV and 20.88% at market value.

The Fund’s performance compared with the benchmark index was notable for the fact that the value-oriented, dividend-paying stocks the Fund typically favors generally lagged the returns of the higher-beta, growth-oriented shares that drove the index’s return. Nevertheless, our commitment to high-quality firms with leading global franchises offering healthy yields and balance sheets resulted in positive stock selection and outperformance for the fiscal year. The Fund enjoyed contributions to return across a broad range of market sectors. Positioning among financial shares helped most, thanks to stock choices and an underweight to this lagging sector. Stock selection and an overweight position made the telecommunications sector another source of strength. Stock selection also drove outperformance in the utilities and consumer staples sectors. Relative to the benchmark, positioning in the industrial and consumer discretionary sectors detracted most from performance. It hurt to be underrepresented in two of the three best-performing market segments for the fiscal year. Stock choices made the energy sector another notable detractor in the 12 months. With global equities posting solid gains during the period, it was a difficult environment in which to sell call options since they generally lost value as the market advanced. That was the case with the options component of the Fund, which posted negative returns overall and detracted from performance.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Portfolio summary

Top 10 Holdings[1]

CenturyLink, Inc.	4.3%	Reynolds American, Inc.	3.2%

Bristol-Myers Squibb Company	4.0%	TECO Energy, Inc.	2.9%

NiSource, Inc.	3.9%	Vodafone Group PLC	2.8%

Scottish & Southern Energy PLC	3.6%	France Telecom SA	2.6%

National Grid PLC	3.5%	Altria Group, Inc.	2.5%

Sector Composition[2,3]

Utilities	27%	Energy	6%

Telecommunication Services	23%	Information Technology	4%

Consumer Staples	16%	Materials	2%

Financials	7%	Consumer Discretionary	2%

Industrials	6%	Short-Term Investments & Other	1%

Health Care	6%

1 As a percentage of net assets on 10-31-10. Cash and cash equivalents are not included in Top 10 Holdings or Top Five Countries tables.

2 As a percentage of net assets on 10-31-10.

3 International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	7

Fund’s investments

As of 10-31-10

	Shares	Value
Common Stocks 98.63%		$120,437,984

(Cost $112,029,239)

Australia 1.58%		1,932,972

Toll Holdings, Ltd.	180,000	1,096,132

Westpac Banking Corp.	37,500	836,840

Belgium 2.20%		2,679,394

Mobistar SA	40,500	2,679,394

Brazil 0.93%		1,137,837

CPFL Energia SA	48,500	1,137,837

Canada 3.55%		4,334,078

BCE, Inc.	75,000	2,515,688

Shaw Communications, Inc., Class B	84,800	1,818,390

France 6.28%		7,672,405

France Telecom SA	130,000	3,121,355

SCOR SE	56,800	1,397,453

Total SA	41,450	2,254,150

Vivendi SA	31,500	899,447

Germany 2.23%		2,726,462

E.ON AG	30,600	959,909

Muenchener Rueckversicherungs — Gesellschaft AG (MunichRe)	11,300	1,766,553

Hong Kong 1.17%		1,424,405

CLP Holdings, Ltd.	175,000	1,424,405

Italy 2.04%		2,495,299

Enel SpA	198,500	1,132,584

Terna Rete Elettrica Nazionale SpA	295,300	1,362,715

Netherlands 1.29%		1,574,553

Royal Dutch Shell PLC, ADR	24,250	1,574,553

Norway 2.32%		2,833,517

Orkla ASA	67,150	650,517

StatoilHydro ASA, SADR	100,000	2,183,000

Philippines 1.10%		1,342,008

Philippine Long Distance Telephone Company, SADR	21,600	1,342,008

Spain 1.77%		2,157,853

Telefonica SA	80,000	2,157,853

8	Tax-Advantaged Global Shareholder Yield Fund | Annual report	See notes to financial statements

	Shares	Value
Switzerland 3.91%		$4,769,594

Nestle SA	37,500	2,055,577

Swisscom AG	6,500	2,714,017

Taiwan 0.97%		1,185,917

Taiwan Semiconductor Manufacturing Company, Ltd. SADR	108,700	1,185,917

United Kingdom 21.14%		25,818,036

AstraZeneca PLC, SADR (C)	44,000	2,220,240

BAE Systems PLC	404,800	2,236,687

British American Tobacco PLC	29,850	1,138,906

Diageo PLC, SADR	26,800	1,983,200

FirstGroup PLC	320,900	2,100,020

Imperial Tobacco Group PLC	75,000	2,403,223

National Grid PLC	457,060	4,320,986

Scottish & Southern Energy PLC	240,300	4,441,277

United Utilities Group PLC	159,209	1,558,714

Vodafone Group PLC	1,254,700	3,414,783

United States 46.15%		56,353,654

Altria Group, Inc.	122,100	3,103,781

Arthur J. Gallagher & Company (C)	108,600	3,058,176

AT&T, Inc.	66,200	1,886,700

Automatic Data Processing, Inc.	52,200	2,318,724

Bristol-Myers Squibb Company (C)	180,000	4,842,000

CenturyLink, Inc. (C)	126,200	5,222,156

Diamond Offshore Drilling, Inc.	13,400	886,544

Duke Energy Corp. (C)	110,000	2,003,100

E.I. Du Pont de Nemours & Company (C)	58,050	2,744,604

Lorillard, Inc.	24,800	2,116,432

Microchip Technology, Inc. (C)	45,600	1,467,408

NiSource, Inc. (C)	277,700	4,806,987

NSTAR (C)	16,900	704,899

PepsiCo, Inc.	8,500	555,050

Philip Morris International, Inc. (C)	50,000	2,925,000

Pitney Bowes, Inc.	50,800	1,114,552

Progress Energy, Inc.	53,700	2,416,500

Reynolds American, Inc. (C)	60,000	3,894,000

Southern Company	62,900	2,382,023

TECO Energy, Inc. (C)	200,000	3,518,000

Verizon Communications, Inc. (C)	58,900	1,912,483

WGL Holdings, Inc.	16,900	651,495

Windstream Corp. (C)	144,000	1,823,040

Preferred Securities 0.79%		$965,000

(Cost $854,267)

United States 0.79%		965,000

MetLife, Inc., Series B, 6.500%	38,600	965,000

See notes to financial statements	Annual report | Tax-Advantaged Global Shareholder Yield Fund	9

	Par value	Value
Short-Term Investments 1.05%		$1,281,791

(Cost $1,281,791)

Repurchase Agreement 0.46%		566,000

Repurchase Agreement with State Street Corp. dated 10-29-10 at
0.010% to be repurchased at $566,000 on 11-1-10, collateralized by $540,000 U.S. Treasury Notes, 2.500% due 4-30-15 (valued at
$580,446, including interest).	$566,000	566,000

	Shares	Value
Short-Term Securities 0.59%		715,791

State Street Institutional Treasury Money
Market Fund, 0.0214% (Y)	715,791	715,791

Total investments (Cost $114,165,297)† 100.47%		$122,684,775

Other assets and liabilities, net (0.47%)		($572,055)

Total net assets 100.00%		$122,112,720

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

SADR Sponsored American Depositary Receipts

(C) All or a portion of this security is segregated as collateral for options. Total collateral value at 10-31-10 was $25,857,314.

(Y) The rate shown is the annualized seven-day yield as of 10-31-10.

† At 10-31-10, the aggregate cost of investment securities for federal income tax purposes was $119,995,190. Net unrealized appreciation aggregated $2,689,585, of which $11,329,246 related to appreciated investment securities and $8,639,661 related to depreciated investment securities.

The Fund had the following sector composition as of 10-31-10 (as a percentage of net assets):

Utilities	27%
Telecommunication Services	23%
Consumer Staples	16%
Financials	7%
Industrials	6%
Health Care	6%
Energy	6%
Information Technology	4%
Materials	2%
Consumer Discretionary	2%
Short-Term Investments & Other	1%

10	Tax-Advantaged Global Shareholder Yield Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-10

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $114,165,297)	$122,684,775
Cash	942
Foreign currency, at value (Cost $30,151)	30,043
Dividends and interest receivable	456,936
Other receivables and prepaid assets	14,191

Total assets	123,186,887

Liabilities

Written options, at value (Premiums received $1,008,725) (Note 3)	997,825
Payable to affiliates
Accounting and legal services fees	1,774
Trustees’ fees	6,007
Other liabilities and accrued expenses	68,561

Total liabilities	1,074,167

Net assets

Capital paid-in	$159,146,920
Accumulated distributions in excess of net investment income	(4,146)
Accumulated net realized gain (loss) on investments, written options and
foreign currency transactions	(45,570,884)
Net unrealized appreciation (depreciation) on investments, written options
and translation of assets and liabilities in foreign currencies	8,540,830

Net assets	$122,112,720

Net asset value per share

Based on 9,410,361 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$12.98

See notes to financial statements	Annual report | Tax-Advantaged Global Shareholder Yield Fund	11

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-10

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$7,791,391
Interest	452
Less foreign taxes withheld	(374,128)

Total investment income	7,417,715

Expenses

Investment management fees (Note 5)	1,158,737
Accounting and legal services fees (Note 5)	18,588
Transfer agent fees	13,721
Trustees’ fees (Note 5)	46,148
Printing and postage fees	50,832
Professional fees	78,970
Custodian fees	47,326
Stock exchange listing fees	22,673
Other	13,602

Total expenses	1,450,597

Net investment income	5,967,118

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(1,841,837)
Written options (Note 3)	(845,415)
Foreign currency transactions	(162,241)
(2,849,493)
Change in net unrealized appreciation (depreciation) of
Investments	15,474,330
Written options (Note 3)	(916,085)
Translation of assets and liabilities in foreign currencies	61,759
14,620,004
Net realized and unrealized gain	11,770,511

Increase in net assets from operations	$17,737,629

12	Tax-Advantaged Global Shareholder Yield Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-10	10-31-09
Increase (decrease) in net assets

From operations
Net investment income	$5,967,118	$6,768,586
Net realized loss	(2,849,493)	(35,325,546)
Change in net unrealized appreciation (depreciation)	14,620,004	39,171,889

Increase in net assets resulting from operations	17,737,629	10,614,929

Distributions to shareholders
From net investment income	(5,812,586)	(6,513,511)
From tax return of capital	(7,669,225)	(7,785,725)

Total distributions	(13,481,811)	(14,299,236)

From Fund share transactions (Note 6)	953,232	(216,900)

Total increase (decrease)	5,209,050	(3,901,207)

Net assets

Beginning of year	116,903,670	120,804,877

End of year	$122,112,720	$116,903,670

Undistributed (accumulated distributions in excess
of) net investment income	($4,146)	$3,563

See notes to financial statements	Annual report | Tax-Advantaged Global Shareholder Yield Fund	13

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since inception.

COMMON SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07[1]
Per share operating performance

Net asset value, beginning of period	$12.53	12.92	19.58	19.10[2]
Net investment income[3]	0.64	0.72	1.05	0.02
Net realized and unrealized gain (loss) on investments	1.25	0.42	(5.91)	0.50
Total from investment operations	1.89	1.14	(4.86)	0.52
Less distributions to common shareholders
From net investment income	(0.62)	(0.70)	(1.03)	—
From net realized gain	—	—	(0.38)	—
From tax return of capital	(0.82)	(0.83)	(0.39)	—
Total distributions	(1.44)	(1.53)	(1.80)	—
Anti-dilutive impact of repurchase plan	—	—[4,5]	—	—
Offering costs related to common shares	—	—[4]	—	(0.04)
Net asset value, end of period	$12.98	$12.53	$12.92	$19.58
Per share market value, end of period	$13.66	$11.33	$11.00	$20.20
Total return at net asset value (%)[6]	16.33	11.05	(25.56)	2.51[7,8]
Total return at market value (%)[6]	35.39	17.94	(38.57)	1.00[8]

Ratios and supplemental data

Net assets applicable to common shares, end of period
(in millions)	$122	$117	$121	$171
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	1.29	1.23	1.46[9]
Expenses net of fee waivers and credits	1.25	1.29	1.23	1.30[9]
Net investment income	5.15	6.01	6.29	1.10[9]
Portfolio turnover (%)	96	126	195	3

1 Period from 9-26-07 (inception date) to 10-31-07.

2 Reflects the deduction of a $0.90 per share sales load.

3 Based on the average daily shares outstanding.

4 Less than $0.005 per share.

5 The repurchase plan was completed at an average repurchase price of $11.09 for 17,400 shares. The redemption for the year ended 10-31-09 was $192,900 and had a less than $0.005 NAV impact.

6 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

7 Total returns would have been lower had certain expenses not been reduced during the periods shown.

8 Not annualized.

9 Annualized.

14	Tax-Advantaged Global Shareholder Yield Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Tax-Advantaged Global Shareholder Yield Fund (the Fund) is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2010, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-10	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Australia	$1,932,972	—	$1,932,972	—
Belgium	2,679,394	—	2,679,394	—
Brazil	1,137,837	$1,137,837	—	—
Canada	4,334,078	4,334,078	—	—
France	7,672,405	—	7,672,405	—
Germany	2,726,462	—	2,726,462	—
Hong Kong	1,424,405	—	1,424,405	—
Italy	2,495,299	—	2,495,299	—
Netherlands	1,574,553	1,574,553	—	—
Norway	2,833,517	2,183,000	650,517	—
Philippines	1,342,008	1,342,008	—	—
Spain	2,157,853	—	2,157,853	—
Switzerland	4,769,594	—	4,769,594	—
Taiwan	1,185,917	1,185,917	—	—
United Kingdom	25,818,036	4,203,440	21,614,596	—
United States	56,353,654	56,353,654	—	—

Annual report | Tax-Advantaged Global Shareholder Yield Fund	15

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-10	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Preferred Securities
United States	$965,000	$965,000	—	—
Short-Term Investments	1,281,791	715,791	$566,000	—

Total Investments in
Securities	122,684,775	73,995,278	48,689,497	—
Other Financial
Instruments
Written Options	(997,825)	(997,825)	—	—

During the year ended October 31, 2010, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Fund in investment companies are valued at their respective net asset values each day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for certain foreign dividends where the ex-date may have passed, which are recorded when the Fund becomes aware of the dividends. The Fund may be subject to foreign earnings and repatriation taxes which are accrued based upon net investment income, net realized gains or net unrealized appreciation.

16	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $39,730,091 available to offset future net realized capital gains as of October 31, 2010. The loss carryforward expires as follows: October 31, 2017 — $36,990,240 and October 31, 2018 — $2,739,851.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2010 and October 31, 2009 was as follows:

	OCTOBER 31, 2010	OCTOBER 31, 2009

Ordinary Income	$5,812,586	$6,513,511
Tax Return of Capital	$7,669,225	$7,785,725

As of October 31, 2010, the Fund has no distributable earnings on a tax basis.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	17

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and wash sales loss deferrals.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange, movements in underlying security values, and for written options, potential losses in excess of the Fund’s initial investment.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid.

During the year ended October 31, 2010, the Fund wrote option contracts to seek to enhance potential gain as well as reduce overall portfolio volatility. The following tables summarize the Fund’s written options activities during the year ended October 31, 2010 and the contracts held at October 31, 2010.

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED (PAID)

Outstanding, beginning of year	1,500	$1,392,010
Options written	19,294	19,830,802
Options closed	(16,432)	(19,024,338)
Options expired	(3,300)	(1,189,749)
Outstanding, end of year	1,062	$1,008,725

18	Tax-Advantaged Global Shareholder Yield Fund | Annual report

	EXERCISE	EXPIRATION	NUMBER OF
NAME OF ISSUER	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

CALLS
Dow Jones Industrial
Average Index	$114	Nov 2010	250	$16,997	($11,250)
Russell 1000 Index	630	Nov 2010	45	86,399	(124,650)
Russell 2000 Index	720	Nov 2010	40	60,279	(41,600)
S&P 100 Index	540	Nov 2010	465	272,949	(269,700)
S&P 400 MidCap Index	840	Nov 2010	35	43,925	(43,225)
S&P 500 Index	1,180	Dec 2010	152	498,102	(486,400)
S&P 600 SmallCap Index	390	Nov 2010	75	30,074	(21,000)
Total			1,062	$1,008,725	($997,825)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2010 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Written options, at value	Written options	—	($997,825)

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2010:

	STATEMENT OF
	OPERATIONS
RISK	LOCATION	WRITTEN OPTIONS

Equity contracts	Net realized gain	($845,415)
	(loss) on

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2010:

	STATEMENT OF
RISK	OPERATIONS LOCATION	WRITTEN OPTIONS

Equity contracts	Change in unrealized	($916,085)
	appreciation
	(depreciation)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC).

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Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equal to 1.00% annually of the Fund’s average daily gross assets. Gross assets of the Fund means total assets of the Fund (including any form of investment leverage) minus the sum of accrued liabilities. The Adviser has subadvisory agreements with Epoch Investment Partners, Inc. and Analytic Investors, LLC. The Fund is not responsible for payment of the subadvisory fees.

Accounting and legal services. Pursuant to the service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. The accounting and legal services fees incurred for the year ended October 31, 2010 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid assets and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

Note 6 — Fund share transactions

In December 2008, the Board of Trustees approved a share repurchase plan. Under the share repurchase plan, the Fund may purchase, in the open market, up to 10% of its outstanding common shares. On December 8, 2009, the Board of Trustees approved the renewal of the Fund’s share repurchase plan. As renewed, the Fund may purchase, in the open market, up to an additional 10% of its outstanding common shares between January 1, 2010 and December 31, 2010 (based on common shares outstanding as of December 31, 2009).

Transactions in Fund shares for the year ended October 31, 2010 and the year ended October 31, 2009 were as follows:

	Year ended 10-31-10		Year ended 10-31-09

	Shares	Amount	Shares	Amount
Shares issued	—	—	—	—
Offering costs related to common shares	—	—	—	($24,000)[1]
Distributions reinvested	77,761	$953,232	—	—
Repurchased	—	—	(17,400)	(192,900)
Net increase (decrease)	77,761	$953,232	(17,400)	($216,900)

[1] Offering costs related to the 10-31-08 issuance of common shares.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $108,947,686 and $111,978,473, respectively, for the year ended October 31, 2010.

20	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Tax-Advantaged Global Shareholder Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) at October 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 23, 2010

Annual report | Tax-Advantaged Global Shareholder Yield Fund	21

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2010.

The Fund designates the maximum amount allowable for the corporate dividends received deduction for the fiscal year ended October 31, 2010.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2010.

Shareholders will be mailed a 2010 Form 1099-DIV in January 2011. This will reflect the total of all distributions that are taxable for calendar year 2010.

22	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Additional information

Unaudited

Investment objective and policy

The Fund’s investment objective is to provide total return consisting of a high level of current income and gains and long term capital appreciation. The Fund will seek to achieve favorable after-tax returns for its shareholders by seeking to minimize the federal income tax consequences on income and gains generated by the Fund. Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of dividend-paying stocks of issuers located throughout the world. The Fund also intends to write call options on a variety of both U.S. and non-U.S. broad-based indices. The Fund began operations on September 26, 2007.

Effective June 10, 2009, the Board approved a change in the Fund’s benchmark index from the S&P/Citigroup Developed Broad Market Index to the MSCI World Index. The Board also approved a conforming change to the Fund’s investment policies to reflect that Epoch Investment Partners, Inc. seeks to produce an efficient portfolio on a risk/return basis with a dividend yield that exceeds the dividend yield of the MSCI World Index, rather than the S&P/Citigroup Developed Broad Market Index.

Bylaws

Effective September 9, 2008, the Fund’s bylaws were amended with respect to notice requirements for Trustee nominations and other proposals by the Fund’s shareholders. These provisions require the disclosure of the nominating shareholder and the nominee’s investment interests as they relate to the Fund, as well as the name of any other shareholder supporting the nominee for election as a Trustee or the proposal of other business. In order for notice to be proper, such notice must disclose the economic interests of the nominating shareholder and nominee, including his or her holdings of shares in the Fund, the intent upon which those shares were acquired, and any hedging arrangements (including leveraged or short positions) made with respect to the shares of the Fund. Additionally, any material interest that the shareholder has in the business to be brought before the meeting must be disclosed.

Dividends and distributions

During the year ended October 31, 2010, distributions from net investment income and tax return of capital totaling $1.44 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

PAYMENT DATE	DISTRIBUTIONS

December 31, 2009	$0.36
March 31, 2010	0.36
June 30, 2010	0.36
September 30, 2010	0.36
Total	$1.44*

*Includes $0.82 of tax return of capital.

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each new shareholder of the Fund is automatically enrolled in the Plan to have all distributions of dividends and capital gains reinvested by Mellon Bank, N.A., as Plan Agent (the Plan Agent), unless the shareholder elects to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	23

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

24	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 358015, Pittsburgh, PA 15252-8015 (Telephone: 1-800-852-0218).

Certain modifications to the Plan have been approved by the Board of Trustees on December 7, 2010. These modifications will be provided to shareholders at least 90 days prior to implementation.

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	25

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the Fund) met in-person on May 2–4 and June 6–8, 2010 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreements (together, the Subadvisory Agreements) between the Adviser and each of Epoch Investment Partners, Inc. and Analytic Investors, LLC (together, the Subadvisers) on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreements are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are unaffiliated with the Fund, the Adviser and the Subadvisers. The Trustees are responsible for the oversight of operations of the Fund and perform the various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committee A is a standing committee of the Board that is composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson, who also serves as Chairman of the Board’s Nominating, Governance and Administration Committee. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadvisers to the Fund and its shareholders.

Prior to the May 2–4, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information independently compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) as determined by Morningstar, and its benchmark index. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser and its affiliates that result from being the Adviser to the Fund; (b) a general analysis provided by the Adviser and the Subadvisers concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, under similar investment mandates, as well as the performance of such other clients; (c) the impact of economies of scale; and (d) a summary of aggregate amounts paid by the Fund to the Adviser.

26	Tax-Advantaged Global Shareholder Yield Fund | Annual report

At an in-person meeting held on May 2–4, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 2–4, 2010 meeting, the Board presented the Adviser and Subadvisers with questions and requests for additional information and the Adviser and Subadvisers responded to these requests with additional written information in advance of the June 6–8, 2010 Board meeting. The Board also reviewed these additional materials relating to its consideration of the Agreements.

At an in-person meeting held on June 6–8, 2010, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreements between the Adviser and each of the Subadvisers with respect to the Fund, each for an additional one-year term. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser and the Subadvisers; (b) the investment performance of the Fund and portfolio management of the Subadvisers; (c) the advisory fees and the cost of the services and profits to be realized by the Adviser and certain affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters important to the approval process, such as payments made to the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadvisers, and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Trustee may have attributed different weights to the various items considered.

The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by the Adviser and the Subadvisers, including the investment advisory services and the resulting performance of the Fund. The Board reviewed the Adviser’s and Subadvisers’ senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered the ability of the Adviser and the Subadvisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadvisers responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadvisers’ history and experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadvisers’ compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The

Annual report | Tax-Advantaged Global Shareholder Yield Fund	27

Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund.

The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadvisers to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadvisers concerning investment advisory fees charged to such other clients under similar investment mandates, the services provided to such other clients as compared to the services provided to the Fund, the performance of such other clients, and other factors relating to such other clients. The Board considered the significant differences between the Adviser’s and Subadvisers’ services to the Fund and those services they provide to other clients which, to the extent the other client is not a closed-end fund, may generally be attributable to the more burdensome regulatory and legal obligations of closed-end funds and the higher turnover of closed-end fund assets.

Fund performance

The Board, including the Independent Trustees, reviewed and considered the performance history of the Fund. The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Category and Peer Group as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board also considered updated performance information provided by the Adviser at its May and June 2010 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Tax-Advantaged Global Shareholder Yield Fund	20.45%	N/A	N/A	N/A
MSCI World Index	29.99%	N/A	N/A	N/A
World Stock Category Median	29.88%	N/A	N/A	N/A
Morningstar 15(c) Peer Group Median	32.25%	N/A	N/A	N/A

The Board noted that the Subadvisers remained consistent with its investment style and adhered to its investment mandates. While the Fund underperformed each of its comparison groups, the Board concluded that the Fund’s underperformance was being responsibly addressed by the Adviser and Subadvisers.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Category and Peer Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadvisers for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadvisers to other types of clients with similar investment mandates, including separately managed institutional accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components,

28	Tax-Advantaged Global Shareholder Yield Fund | Annual report

including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement rate into account (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund. The Board considered expenses and fee rates to be higher or lower if they were over or under 10 basis points, respectively; slightly higher or slightly lower if they were above or below 6-10 basis points, respectively, and inline if they were above or below by 5 basis points.

The Board noted that the investment advisory rate was inline with the Category and Peer Group medians. The Board noted the following information about the Fund’s Gross and Net Expense Ratios in relation with the Fund’s Peer Group and Category:

EXPENSE RATIO		RELATION TO PEER GROUP	RELATION TO CATEGORY

Gross Expense Ratio (Class A)	1.29%	Lower	Lower
Net Expense Ratio (Class A)	1.29%	Slightly lower	Slightly lower

The Board favorably considered the impact of fee waivers towards ultimately lowering the Fund’s Gross Expense Ratio.

The Board received and reviewed statements relating to the Adviser’s financial condition and profitability with respect to the services it provides the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services provided to the Fund. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008.

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board did not consider profitability information with respect to the Subadvisers, one of which is not affiliated with the Adviser. The Board considered that the subadvisory fee under the Subadvisory Agreement had been negotiated by the Adviser and the Subadvisers on an arm’s-length basis and that the Subadvisers’ separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the Subadvisory Agreements.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	29

The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. During its considerations, the Board recognized the limited significance of economies of scale with respect to closed-end funds.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Agreement fee rate.

Other benefits to the Adviser and the Subadvisers

The Board understands that the Adviser, the Subadvisers, or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community, and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadvisers may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term and the Subadvisory Agreements between the Adviser and each of the Subadvisers with respect to the Fund for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board, including a majority of the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor listed above, or any group of factors listed above, as all-important or controlling, but considered all factors together, and different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The Board noted that contractual fee arrangements for the Fund reflect the results of several years of review by the Board and certain predecessor Trustees, and discussions between such Trustees (and predecessor Trustees) and the Adviser. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

Portfolio manager changes

Effective October 2010, the portfolio management team at Analytic Investors, LLC (Analytic) has changed as follows: Ram Willner replaced Yigal Newman as one of the four portfolio managers responsible for managing the options overlay strategy for the Fund. Harindra de Silva, Gregory McMurran, and Dennis Bein remain on the team responsible for the management of the options overlay strategy.

Mr. Willner, Portfolio Manager, joined Analytic in 2008. He has 23 years of investment experience. He received his D.B.A. in Financial Mathematics from Harvard University, an M.B.A. from Carnegie-Mellon University, and a B.A. in Mathematics from Brandeis University. Prior to joining Analytic, Mr. Willner was a managing partner at Global Fixed Income Partners from 2003 until 2007 and led the Fixed Income Department at Banc of America Capital Management (BACAP) from 2000 until 2003 and Global Analytics at PIMCO from 1994 until 1998. For the past 10 years, Mr. Willner has utilized his quantitative background to serve as a domestic and international fixed income portfolio manager at Morgan Stanley Asset Management (in London), at BACAP, and at Global Fixed Income Partners.

30	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson,* Born: 1943	2007	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (1997–1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2007	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2007	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

Annual report | Tax-Advantaged Global Shareholder Yield Fund	31

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2007	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia
Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI
Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas,
Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director,
EnergyNorth, Inc. (until 1995); Director, Parks and History Association (Cooperating Association,
National Park Service) (until 2005).

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2007	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,*[2] Born: 1944	2007	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie,[4] Born: 1959	2010	47

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual
Business Product Management, MetLife, Inc. (1999–2006).

32	Tax-Advantaged Global Shareholder Yield Fund | Annual report

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009);
Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2007

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (since 2005); Director, John Hancock Investment
Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
retail funds (since 2005); Member, Investment Company Institute Sales Force Marketing
Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Trust
(since 2006); Senior Vice President, Product Management and Development, John Hancock Funds,
LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2007

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004–2006).

Annual report | Tax-Advantaged Global Shareholder Yield Fund	33

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2007

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC
Global Investment Management (U.S.), LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief
Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since
2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset
Management (2003–2005).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock Closed-End Funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Trust (since 2010); Assistant Treasurer,
John Hancock retail funds, John Hancock Funds II and John Hancock Trust (2007–2009); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007); Assistant Treasurer, Scudder Group of Funds (2003–2005); Director, Deutsche
Asset Management (2003–2005).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210.

1 Mr. Carlin, Mr. Cunningham and Mr. Russo serve as Trustees for a term expiring in 2011; Mr. Ladner, Mr. Martin, Mr. Moore and Mr. Vrysen serve as Trustees for a term expiring in 2012; and Ms. Jackson, Mr. McHaffie, Ms. McGill Peterson and Mr. Pruchansky serve as Trustees for a term expiring in 2013.

2 Member of Audit Committee.

3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

4 Mr. McHaffie was appointed by the Board of Trustees effective 8-31-10.

*Effective 1-1-11, Steven R. Pruchansky will succeed Patti McGill Peterson as the Chairperson of the Board.

34	Tax-Advantaged Global Shareholder Yield Fund | Annual report

More information

Trustees	Officers	Investment adviser
Patti McGill Peterson,	Keith F. Hartstein	John Hancock Advisers, LLC
Chairperson	President and
James F. Carlin	Chief Executive Officer	Subadviser
William H. Cunningham	Andrew G. Arnott	Epoch Investment Partners, Inc.
Deborah C. Jackson*	Senior Vice President**	Analytic Investors, LLC
Charles L. Ladner	and Chief Operating Officer
Stanley Martin*	Thomas M. Kinzler	Custodian
Hugh McHaffie†**	Secretary and Chief Legal Officer	State Street Bank and
Dr. John A. Moore	Francis V. Knox, Jr.	Trust Company
Steven R. Pruchansky*	Chief Compliance Officer
Gregory A. Russo	Charles A. Rizzo	Transfer agent
John G. Vrysen†	Chief Financial Officer	Mellon Investor Services
Salvatore Schiavone
	Treasurer	Legal counsel
K&L Gates LLP

Independent registered
*Member of the		public accounting firm
Audit Committee		PricewaterhouseCoopers LLP
**Effective 8-31-10
†Non-Independent Trustee		Stock symbol
Listed New York Stock
Exchange: HTY

For shareholder assistance refer to page 25

You can also contact us:	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Annual report | Tax-Advantaged Global Shareholder Yield Fund	35

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P140A 10/10
12/10

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2010, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $34,508 for the fiscal year ended October 31, 2010 and $39,019 for the fiscal year ended October 31, 2009. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
There aggregate fees billed for audit-related fees amounted to $0 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2009 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,229 for the fiscal year ended October 31, 2010 and $3,135 for the fiscal year ended October 31, 2009. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
Other fees amounted to $20 for the fiscal year ended October 31, 2010 and $55 for the fiscal year ended October 31, 2009 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2010, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $3,067,038 for the fiscal year ended October 31, 2010 and $8,200,788 for the fiscal year ended October 31, 2009.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Deborah C. Jackson
Steven R. Pruchansky

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Epoch portfolio managers
Management Biographies and Fund Ownership
Below is a list of the Epoch portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2010.

William W. Priest
Founder, chief executive officer, co-chief investment officer and portfolio manager,
Epoch Investment Partners, Inc. since 2004
Co-managing partner and portfolio manager,
Steinberg, Priest & Sloan Capital Management, LLC (2001 – 2004)
Began business career in 1965
Joined Fund team in 2007
Fund ownership — None

Eric Sappenfield
Managing director, portfolio manager and senior analyst,
Epoch Investment Partners, Inc. since 2006
Research analyst, Spear, Leads & Kellogg (2004– 2006)
Senior analyst, Steinberg, Priest & Sloane Capital Management, LLC (2002 – 2004)
Began business career in 1985
Joined Fund team in 2007
Fund ownership — None

Michael A. Welhoelter
Managing director, portfolio manager and head of quantitative research and risk management,
Epoch Investment Partners, Inc. since 2005
Director and portfolio manager, Columbia Management Group, Inc. (2001 – 2005)
Began business career in 1986
Joined Fund team in 2007
Fund ownership — None

Other Accounts the Portfolio Managers are Managing
The table below indicates for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total net assets in the table is as of October 31, 2010. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, pooled separate accounts, and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or non-pooled separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

William W. Priest	Other Registered Investment Companies: 13 (thirteen) accounts with total net assets of approximately
$3.8 billion
Other Pooled Investment Vehicles: 33 (thirty-three) accounts with total net assets of approximately
$3.3 billion
Other Accounts: 137 (one hundred thirty-seven) accounts with total net assets of approximately
$5.4 billion

Eric Sappenfield	Other Registered Investment Companies: 5 (five) accounts with total net assets of approximately
$1.3 billion
Other Pooled Investment Vehicles: 7 (seven) accounts with total net assets of approximately
$715 million
Other Accounts: 1 (one) account with total net assets of approximately
$316 million

Michael A. Welhoelter	Other Registered Investment Companies: 13 (thirteen) accounts with total net assets of approximately
$3.8 billion
Other Pooled Investment Vehicles: 33 (thirty-three) accounts with total net assets of approximately
$3.3 billion
Other Accounts: 137 (one hundred thirty-seven) accounts with total net assets of approximately
$5.4 billion

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

With respect to accounts managed by Messrs. Priest and Welhoelter, the Subadviser receives performance-based fees with respect to twelve (12) Other Accounts with total assets of approximately $956 million and one (1) Other Pooled Investment Vehicle with total assets of approximately $127 million.

Information about the Analytic portfolio managers

Management Biographies and Fund ownership
Below is an alphabetical list of the Analytic portfolio managers who share joint responsibility for the implementation and execution of the Fund’s options strategy. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2010.

Harindra de Silva, Ph. D., CFA
President and portfolio manager, Analytic Investors, LLC since 1995
Principal at Analysis Group, Inc. (1986 – 1994)
Began business career in 1984
Joined Fund team in 2007
Fund ownership — None

Gregory M. McMurran
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1976
Began business career in 1976
Joined Fund team in 2007
Fund ownership — None

Dennis Bein, CFA
Chief investment officer and portfolio manager, Analytic Investors, LLC since 1995
Senior consultant, AG Risk Management (1990 – 1998)
Began business career in 1990
Joined Fund team in 2007
Fund ownership — None

Ram Willner, D.B.A.
Portfolio Manager Analytic Investors, LLC since 2008
Managing Partner, Global Fixed Income Partners, LLC (2003 –2007)
Began business career in 1994
Joined Fund team in 2010
Fund ownership — None

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Harindra de Silva, Ph.D., CFA	Other Registered Investment Companies: 13 (thirteen) accounts with total net assets of approximately
$2.9 billion
Other Pooled Investment Vehicles: 19 (nineteen) accounts with total net assets of approximately
$1.6 billion
Other Accounts: 26 (twenty-six) accounts with total net assets of approximately
$2.4 billion

Gregory M. McMurran	Other Registered Investment Companies: 4 (four) accounts with total net assets of approximately
$384 million
Other Pooled Investment Vehicles: 2 (two) accounts with total net assets of approximately
$70 million
Other Accounts: 2 (two) accounts with total net assets of

approximately $206 million

Dennis Bein, CFA	Other Registered Investment Companies: 11 (eleven) accounts
with total net assets of approximately
$2.8 billion
Other Pooled Investment Vehicles: 17 (seventeen) accounts with total net assets of approximately
$1.5 billion
Other Accounts: 29 (twenty-nine) accounts with total net assets of approximately
$2.4 billion

Ram Willner, D.B.A.	Other Registered Investment Companies: 4 (four) accounts with total net assets of approximately
$384 million
Other Pooled Investment Vehicles: 2 (two) accounts with
total net assets of approximately
$70 million
Other Accounts: 2 (two) accounts with total net assets of
approximately $206 million

Neither the Adviser nor the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above, except for Messrs. de Silva, McMurran and Bein, who each receive a fee based on performance for 14 accounts, 1 account and 14 accounts, respectively, for “Other Pooled Investments” and for 13 accounts, 0 accounts and 13 accounts, respectively, for “Other Accounts” in the table above.

Conflicts of Interest
Conflicts of interest may arise because the Fund’s portfolio managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

• Limited Resources. The portfolio managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the portfolio managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the portfolio managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

• Limited Investment Opportunities. Other clients of either Subadviser may have investment objectives and policies similar to those of the Fund. Either Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Subadviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of a Subadviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

• Different Investment Strategies. The accounts managed by the portfolio managers have differing investment strategies. If the portfolio managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the portfolio managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

• Variation in Compensation. A conflict of interest may arise where a Subadviser is compensated differently by the accounts that are managed by the portfolio managers. If certain accounts pay higher management fees or performance-based incentive fees, the portfolio managers might be motivated to prefer certain accounts over others. The portfolio managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the portfolio managers’ performance record or to otherwise benefit the portfolio managers.

• Selection of Brokers. The portfolio managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the portfolio managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The portfolio managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation
Epoch Compensation
Our compensation system consists of a base salary and discretionary bonus. The discretionary bonus will consist of cash and common stock or equity options. Within the investment unit, bonuses reflect the individual’s contribution to the success of the strategies he or she impacts, the overall performance of the firm, outside measures for the job description, and a subjective measure of corporate citizenship.

Stock ownership is a shared value in our firm and is incorporated into the compensation package for every new employee as a result of the person’s role, responsibilities, and expected contribution to the firm and its mission.

Analytic Compensation
Our compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather, each strategy as a whole. Strategy performance information is based on pre- tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic’s senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm’s investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Global Shareholder Yield Fund

By: /s/ Keith F. Hartstein
Keith F. Hartstein
President and
Chief Executive Officer

Date: December 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
Keith F. Hartstein
President and
Chief Executive Officer

Date: December 17, 2010

By: /s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date: December 17, 2010